Dear Shareholder:

If I could relive 1998, I might have been inclined to work a lot less. Perhaps I could have played some golf instead of digging through balance sheets, income statement and difficult footnotes. The fact is, I don't play golf and even if I did, without the advantage of hindsight, I do not believe I would have changed any investment decision.

In 1998, all one needed to do to achieve superb performance was buy the 20 or 30 largest U.S. corporations or, if income was the primary objective, invest in 10 year U.S. Government bonds. For diversified equity or income portfolio managers, it was nearly impossible to beat this simple formula. As 1998 came to a close and as we begin 1999, this simplistic investment formula has now become the conventional wisdom, expected to create great wealth for investors in the months and years ahead.

An obvious exception to the new investment precept is The Maxus Laureate Fund. Fund manager Alan Miller produced a 35% return in 1998 without owning one of the 30 corporate giants. Rather than buying and holding, Alan's formula is knowing when to be in and out of the market. With a market as volatile as we have experienced in recent months, Alan's exceptional talents were exercised to their full potential, proving that hard work still has a place in the creation of wealth.

The value style of investing, as characterized by the Maxus Equity, Maxus Aggressive Value and Maxus Ohio Heartland Funds, was clearly out of favor in 1998, at least relative to the capitalization weighted S&P 500. Against the benchmark of the Russell 2000, however, the Maxus Aggressive Value Fund had an excellent year (measured from inception on March 1, 1998), and thus far in 1999, Maxus Aggressive Value is showing up near the top of all national microcap mutual funds.

Investors always have choices. The current wisdom suggests that investors should pay 30 to 80 times earnings for companies whose earnings growth is projected to be no more than 15% annually by analysts who almost always err on the high side. Our formula is to seek out companies whose current market values are less than their private market values and whose prospects for greater success are exceptionally high.

During the past several months I have come to sense that the more sophisticated investors are moving away from last year's overvalue approach and toward the value style. If this trend continues, the Maxus Funds are exceptionally poised to outperform the competition. Whatever the prospects for the immediate future, however, the record shows that long term investors focused on value have always outperformed other investors and investment styles.

/s/ Richard A Barone

Richard A Barone

 Maxus Ohio Heartland Fund
                                                         Schedule of Investments
                                                               December 31, 1998
 Shares/Principal Amount                              Market Value   % of Assets
 Basic Materials
 2,500        A. Schulman                                 56,719
 2,500        Andersons                                   28,906
 3,000        Brush Wellman                               52,312
 3,500        Hanna,(M.A.)                                43,094
 4,000        Hawk Group *                                33,500
 6,000        Olympic Steel *                             30,000
 2,200        Shiloh Industries *                         28,875
 2,000        Timken                                      37,750
                                                         311,156         15.66%
 Industrial Products & Services
 3,500        Applied Industrial Technologies             48,563
 4,000        Chart Industries                            30,500
 5,250        Corrpro *                                   63,984
 1,000        Parker Hannifin                             32,750
 2,000        RPM Inc                                     32,000
 2,000        Scott Technologies Cl A *                   33,062
 2,000        Stoneridge *                                45,500
                                                         286,359         14.41%
 Consumer Cyclical
 2,000        Baldwin Piano *                             19,250
 1,800        Cooper Tire                                 36,788
 7,500        International Total Service *               37,500
 2,000        Standard Register                           61,875
                                                         155,413          7.82%
 Consumer Staples
 2,600        Bob Evans                                   67,763
 1,500        Consolidated Stores                         30,282
 2,400        Fabri-Centers of America Cl B *             33,300
 5,000        Gibson Greetings *                          59,375
 3,000        Huffy                                       49,500
 3,500        Officemax *                                 42,875
 3,000        RG Barry *                                  33,000
 3,500        Rocky Shoes & Boots *                       20,562
12,000        Royal Appliance *                           44,250
 2,500        Value City Dept. Stores *                   34,844
 2,300        Wendy's                                     50,169
 2,500        Worthington Foods                           47,500
                                                         513,420         25.83%
 Financial
 3,000        Associated Estates Realty                   35,437
 4,000        Boykin Lodging                              49,500
 2,500        First Merit                                 67,188
 4,000        First Union Real Estate                     23,000
 5,000        Great Lakes Bancorp *                       60,000
 2,000        State Auto Financial                        24,750
                                                         259,875         13.07%

*Non-income producing securities
    The accompanying notes are an integral part of the financial statements.

 Health Care
10,000        Collaborative Clinical Research *           40,000
 2,000        Invacare                                    48,000
                                                          88,000          4.43%
 Technology
 5,500        Allen Telecom *                             36,781
 2,000        Diebold                                     71,375
 4,700        Keithley Instruments                        42,887
 8,500        Pioneer Standard                            79,687
 2,000        Structural Dynamics *                       39,750
 2,000        Telxon                                      27,750
                                                         298,230         15.01%
 Cash Equivalents
75,514        Star Bank Treasury                          75,514          3.80%

        Total Investments (Cost - $2,353,265 )         1,987,967        100.03%

        Other Assets Less Liabilities                       (647)       - 0.03%

        Net Assets - Equivalent                        1,987,320        100.00%


*Non-income producing securities
    The accompanying notes are an integral part of the financial statements.

 Maxus Aggressive Value Fund
                                                         Schedule of Investments
                                                               December 31, 1998
 Shares/Principal Amount                              Market Value   % of Assets
 Basic Materials
 15,000       Birmingham Steel                            62,813
400,000       Campbell Resources *                       100,000
 10,000       Olympic Steel *                             50,000
                                                         212,813         4.93%
 Consumer Products
 10,000       Cone Mills *                                56,250
 20,000       Designs *                                   38,750
 15,000       Donna Karan *                              114,375
 65,000       First Team Sports *                         89,375
 40,000       Martin Industries                          110,000
 50,000       Michael Anthony Jewelers *                 162,500
 47,500       Parlux Fragrance *                          65,625
 21,100       Saucony Cl A *                             150,338
 20,000       Scheid Vineyards *                          97,500
 20,000       Scotts Liquid Gold                          28,750
 10,000       TCBY Enterprises                            70,000
 10,000       Tultex *                                     8,750
                                                         992,213        22.99%
 Education
 10,000       Whitman Education Group *                   33,125         0.77%

 Energy
 25,000       Howell                                      51,562
 40,000       Patina Oil & Gas                           117,500
                                                         169,062         3.92%
 Entertainment
 16,000       Baldwin Piano *                            154,000
 15,000       Isle Capri Casinos *                        59,531
 19,800       Royal Olympic Cruises *                     66,825
                                                         280,356         6.50%
 Financial Services
  5,700       Atlanta Sosnoff Capital                     47,381
 10,000       Great Lakes Bancorp *                      120,000
  7,500       National Discount Brokers *                150,000
                                                         317,381         7.35%
 Industrial Products & Services
 38,500       Catalina Lighting *                         86,625
  9,700       Cybex *                                     41,225
 12,000       FerroFluidics *                             34,500
 12,000       Flow International *                       116,250
 15,000       International Total Services *              75,000
                                                         353,600         8.19%


*Non-income producing securities
    The accompanying notes are an integral part of the financial statements.

 Information Technology
 10,000       Aydin *                                    101,875
 10,000       Cidco Com. *                                28,750
 10,000       Cohr *                                      51,250
 10,000       Datum *                                     65,625
 10,000       In Focus System *                           88,750
 15,000       Media 100 *                                 88,125
 17,000       Perceptron *                               112,625
  7,000       Premisy Communs *                           64,313
 10,000       Standard Microsystmes Com *                 78,125
  3,000       Tech Sym *                                  66,750
 10,000       Trident Microsystems *                      41,250
                                                         787,438        18.25%
 Infrastructure & Environment
 22,000       Foster L B *                               145,750         3.38%

 Machinery & Equipment
  4,000       Cubic                                       75,000         1.74%

 Medical Products & Services
 10,000       Collaborative Clinical Research *           40,000
 15,100       Cholestech *                                57,569
 15,000       Orthologic *                                50,156
                                                         147,725         3.42%
 Realestate
  5,000       Asset Investors                             63,750         1.48%

 Wholesale Distribution
 10,000       Lazare Kaplan *                             70,000
 20,000       Strategic Distribution *                    48,750
                                                         118,750         2.75%
 Closed End Eqity Funds
 23,000       Brantley Capital                           163,875
  7,000       Equus II                                   112,875
                                                         276,750         6.41%
 Cash Equivalents
412,403       Star Bank Treasury                         412,403         9.56%

        Total Investments (Cost - $4,494,690)          4,386,116       101.64%

        Other Assets Less Liabilities                    (70,853)       -1.64%

        Net Assets - Equivalent                        4,315,263       100.00%

*Non-income producing securities
    The accompanying notes are an integral part of the financial statements.

Statement of Assets & Liabilities
Ohio Heartland & Aggressive Value Funds                 December 31, 1998

                                                          Ohio
                                                        Heartland     Aggressive
                                                           Fund       Value Fund
Assets:
     Investment Securities at Market Value              1,987,967     4,386,116
       (Identified Costs - $2,353,265 and $4,494,690)
     Cash                                                   4,855         5,887
     Receivables:
       Receivable for investment securities sold                -       171,863
       Dividends and interest receivable                    4,759         2,201
     Unamortized organization costs                        12,464        12,464
Total Assets                                            2,010,045     4,578,531

Liabilities:
     Payable for investment purchased                           -       228,171
     Payable for shareholder distributions                      -         9,862
     Accrued Expenses                                      22,725        25,235
Total Liabilities                                          22,725       263,268
Net Assets                                              1,987,320     4,315,263

Net Assets Consist Of:
     Capital Paid In                                    2,381,819     4,423,825
     Undistributed Net Investment Income                        -             -
     Accumulated Realized Gain (Loss)
        on Investments - Net                              (29,201)           12
     Unrealized Appreciation in Value
          of Investments Based on Identified Cost - Net  (365,298)     (108,574)
Net Assets                                              1,987,320     4,315,263

Net Assets
     Investors Shares                                   1,234,261     3,159,436
     Institutional Shares                                 753,059     1,155,827
          Total                                         1,987,320     4,315,263

Shares of capital stock
     Investors Shares                                     151,283       658,099
     Institutional Shares                                  92,012       239,994
          Total                                           243,295       898,093

Net asset value per share
     Investors Shares                                       $8.16         $4.80
     Institutional Shares                                   $8.18         $4.82


    The accompanying notes are an integral part of the financial statements.

Statement of Operations
Ohio Heartland & Aggressive Value Funds                        December 31, 1998

                                                           Ohio
                                                         Heartland    Aggressive
                                                           Fund       Value Fund
Investment Income:
Dividend income                                            $22,447       6,895
Interest income                                             16,720      33,005
Total Income                                                39,167      39,900
Expenses:
Investment advisory fees (Note 2)                           16,389      29,111
Distribution fees (Investor shares)                          5,643       9,576
Distribution fees (Institutional shares)                         -           -
Custodial fees                                               3,101       5,288
Organization costs                                           2,785       2,785
Transfer agent fees/Accounting and Pricing                   4,497       7,940
Legal                                                        8,016       8,109
Audit                                                        6,000       6,000
Registration and filing fees                                   386         447
Trustee fees                                                   400         400
Printing & Other Miscellaneous                               3,903       4,293
Total Expenses                                              51,120      73,949

Net Investment Income (Loss)                               (11,953)    (34,049)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments                        (29,201)     66,583
Distribution of Realized Capital Gains
  from other Investment Companies                                -           -
Unrealized Gain (Loss) from Appreciation
  (Depreciation) on Investments                           (365,298)   (108,574)
Net Realized and Unrealized Gain (Loss) on Investments    (394,499)    (41,991)

Net Increase (Decrease) in Net Assets from Operations    $(406,452)    (76,040)

    The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Ohio Heartland & Aggressive Value Funds                        December 31, 1998

                                                           Ohio       Aggressive
                                                      Heartland Fund  Value Fund
                                                         02/01/98       02/01/98
                                                            to             to
                                                         12/31/98       12/31/98
From Operations:
     Net Investment Income                               (11,953)       (34,049)
     Net Realized Gain (Loss) on Investments             (29,201)        66,583
     Net Unrealized Appreciation (Depreciation)         (365,298)      (108,574)
Increase (Decrease) in Net Assets from Operations       (406,452)       (76,040)

Distributions to investor shareholders:
     Net Investment Income                                     -              -
     Net Realized Gain (Loss) from Security Transactions       -        (23,824)

Distributions to institutional shareholders:
     Net Investment Income                                     -              -
     Net Realized Gain (Loss) from Security Transactions       -         (8,698)
Change in net assets from distributions                        -        (32,522)

From Capital Share Transactions:
     Proceeds from sale of shares                      2,792,343      4,484,083
     Dividend reinvestment                                     -         22,660
     Cost of shares redeemed                            (498,571)      (182,918)
Change in net assets from capital transactions         2,293,772      4,323,825
Change in net assets                                   1,887,320      4,215,263

Net Assets:
     Beginning of period                                 100,000        100,000
     End of period                                     1,987,320      4,315,263

Share Transactions:
     Issued                                              293,342        913,733
     Reinvested                                                -          4,715
     Redeemed                                            (60,047)       (40,355)
Net increase (decrease) in shares                        233,295        878,093
Shares outstanding beginning of period                    10,000         20,000
Shares outstanding end of period                         243,295        898,093

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
Ohio Heartland & Aggressive Value Funds

Selected data for a share of capital stock outstanding throughout the period indicated

                                Ohio Heartland Fund       Aggressive Value Fund
                                2/1/98 to 12/31/98          2/1/98 to 12/31/98
                             Investor    Institutional  Investor   Institutional
Net Asset Value -
     Beginning of Period         10.00        10.00         5.00       5.00
Net Investment Income            (0.05)       (0.03)       (0.07)     (0.05)
Net Gains or Losses on Securities
     (realized and unrealized)   (1.79)       (1.79)       (0.09)     (0.09)
Total from Investment Operations (1.84)       (1.82)       (0.16)     (0.14)
Distributions
     Net investment income           -            -            -          -
     Capital gains                   -            -        (0.04)     (0.04)
     Return of capital               -            -            -          -
          Total Distributions        -            -        (0.04)     (0.04)
Net Asset Value -
     End of Period               $8.16        $8.18        $4.80      $4.82

Total Return                    -18.40%      -18.20%       -3.27%     -2.87%

Ratios/Supplemental Data:
Net Assets at end
  of period (thousands)          1,234          753        3,159      1,156
Ratio of expenses to
  average net assets *            3.24%        2.74%        2.69%      2.19%
Ratio of net income to
  average net assets *           -0.88%       -0.38%       -1.33%     -0.83%
Portfolio turnover rate           6.82%        6.82%      108.60%    108.60%

* Annualized
    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
                                   Maxus Ohio Heartland & Aggressive Value Funds
                                                               December 31, 1998



1.)   SIGNIFICANT ACCOUNTING POLICIES
  Maxus Ohio Heartland Fund and Maxus Aggressive Value Fund (the "Funds") are two separate diversified portfolios of MaxFund Trust (the "Trust"), an open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated November 7, 1997. The investment objective of Maxus Ohio Heartland Fund is to obtain a total return (a combination of capital appreciation and income). The Fund pursues this objective by investing primarily in equity securities of companies headquartered in the State of Ohio. The investment objective of Maxus Aggressive Value Fund is to obtain capital appreciation. The Fund pursues this objective by investing primarily in equity securities of companies who have a total market value of not less the $10,000,000 or more that $200,000,000 as of the date of investment. Significant accounting policies of the Funds are presented below:

  SECURITY VALUATION
  Both Funds intend to invest in a wide  variety of equity and debt  securities.
  The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

  SECURITY TRANSACTION TIMING
  Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. Both Funds use the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

  INCOME TAXES
  It is both Funds' policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is both Funds' policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains.

  ESTIMATES
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.)   INVESTMENT ADVISORY AGREEMENT
  The Trust has entered into an investment advisory and administration agreement with Maxus Asset Management Inc. a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from each Fund as compensation for its services to that Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000.

3.)   RELATED PARTY TRANSACTIONS
  Resource Management, Inc. has three wholly owned subsidiaries which provide services to the Funds. These subsidiaries are Maxus Asset Management Inc, Maxus Securities Corp, and Maxus Information Systems Inc. Maxus Asset Management was paid $16,389 by Maxus Ohio Heartland Fund and $29,111 by Maxus Aggressive Value Fund in investment advisory fees during the fiscal year ending December 31, 1998. Maxus Securities, who served as the national distributor of the Funds' shares, was reimbursed $5,643 by Maxus Ohio Heartland Fund and $9,576 by Maxus Aggressive Value Fund for distribution expenses. Maxus Information Systems received fees totaling $4,497 from Maxus Ohio Heartland Fund and $7,940 from Maxus Aggressive Value Fund for services rendered to the Fund for the fiscal year ending December 31, 1998. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $9,769 from Maxus Ohio Heartland Fund and $41,250 from Maxus Aggressive Value Fund for the fiscal year ending December 31, 1998.

  At December 31, 1998, Resource Management owned 10,000 shares in Maxus Ohio Heartland Fund and 100,000 shares in Maxus Aggressive Value Fund.

  Certain officers and/or trustees of the Funds are officers and/or directors of the Investment Advisor and Administrator. Each director who is not an "affiliated person" receives an attendance fee of $100 per Fund per meeting.

4.)   CAPITAL STOCK AND DISTRIBUTION
  At December 31, 1998, an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $2,381,819 for the Maxus Ohio Heartland Fund and $4,423,825 for the Maxus Aggressive Value Fund.

  Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

5.)   PURCHASES AND SALES OF SECURITIES
  The  table  below  displays  information  describing  purchases  and  sales of
  investment   securities,   both  U.S.  Government  obligations  and  non  U.S.
  Government obligations made during the fiscal year ending December 31, 1998.

                         Maxus Ohio     Maxus Aggressive
    Type of obligation        Heartland Value Fund
                              Fund
   Purchase of non U.S.   2,420,123       6,643,170
       Government *
     Sale of non U.S.        94,732       2,623,190
       Government *
     Purchase of U.S.             0               0
        Government
  Sale of U.S. Government         0               0

  * This value includes short-term investments.

6.)   FINANCIAL INSTRUMENTS DISCLOSURE
  There are no reportable financial instruments that have any off-balance sheet risk as of December 31, 1998.

7.)   SECURITY TRANSACTIONS
  For Federal income tax purposes, the cost of investments owned at December 31, 1998 was the same as identified cost.

  At December 31, 1998, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                             Maxus Ohio         Maxus
                           Heartland Fund     Aggressive
                                              Value Fund
        Appreciation         147,042          508,833
       (Depreciation)      (512,340)        (617,407)
      Net Appreciation     (365,298)        (108,574)
       (Depreciation)

8.)       RECLASSIFICATION
  In accordance with AICPA Statement of Position 93-2, the components of the net assets of the Ohio Heartland Fund have been reclassified to the extent that the net investment loss of ($11,953) sustained during the fiscal year ended
  December 31, 1998, which represents a permanent difference for income tax purposes, has been reclassified as a decrease in the net capital paid in.

                  INDEPENDENT AUDITOR'S REPORT



To The Shareholders and Board of Trustees
MaxFund Trust:

We have audited the statements of assets and liabilities including the portfolios of investments, of the MaxFund Trust (comprising, respectively, of the Maxus Ohio Heartland Fund and the Maxus Aggressive Value Fund) as of December 31, 1998, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the MaxFund Trust as of December 31, 1998, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio
January 13, 1999